UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  June 24, 2020
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SOUTH MOUNTAIN MERGER CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-38947	83-3780685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, 9th Floor New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(646) 446-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	SMMCU	The Nasdaq Stock Market LLC

Shares of Class A common stock	SMMC	The Nasdaq Stock Market LLC

Warrants	SMMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Effective June 24, 2020, the Board of Directors (the “Board”) of South Mountain Merger Corp. (the “Company”) appointed Scott O'Callaghan as a director of the Company. Mr. O'Callaghan was also appointed to serve as a member of the Audit Committee of the Board. Mr. O'Callaghan will serve as a Class III director of the Company, and his term will expire at the Company’s third annual meeting of stockholders following the Company’s initial public offering.
Mr. O'Callaghan is currently the Managing Director of Onex Credit and focuses on Onex Credit’s fundraising efforts. Mr. O'Callaghan has 34 years of experience in the leveraged credit markets, including business development roles for alternative credit investment firms.  Before joining Onex Credit in 2019, Mr. O'Callaghan was a partner and managed business development for Rotation Capital Management and MidOcean Credit Partners.  Previously he was global head of leverage finance sales at Bank of America, and held various positions at Deutsche Bank, Bankers Trust, Drexel Burnham Lambert and Manufacturers Hanover Trust. Mr. O'Callaghan earned a B.A. from Brown University in 1986.

In connection with the election to the Board, Mr. O'Callaghan will enter into an indemnification agreement with the Company pursuant to which the Company will agree to indemnify him from certain liabilities that may arise by reason of his status as a director and advance certain expenses incurred by him. The form of indemnification agreement was filed as Exhibit 10.7 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2019. Mr. O'Callaghan will also enter into a letter agreement among South Mountain LLC and the Company’s officers and directors, and this agreement waives certain redemption rights and certain rights to liquidating distributions from the trust account. The form of letter agreement was filed as Exhibit 10.2 to the Registration Statement on Form S-1, filed with the SEC on May 31, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
South Mountain Merger Corp.

Date: June 29, 2020	By:	/s/ Nicholas Dermatas
		Name:	Nicholas Dermatas
		Title:	Chief Financial Officer and Secretary